                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

NAME                                                          JURISDICTION OF INCORPORATION
----                                                          -----------------------------
B.M.C. Software (Jerusalem) LTD.............................  Israel
B.M.C. Software Israel LTD..................................  Israel
Bang Real Estate B.V. ......................................  The Netherlands
BMC Acquisition Corporation.................................  Delaware
BMC Receivables Corporation No. 1...........................  Delaware
BMC Receivables Corporation I BV............................  The Netherlands
BMC Receivables Corporation II BV...........................  The Netherlands
BMC Receivables Corporation No. 2...........................  Delaware
BMC Receivables Corporation No. 3...........................  Delaware
BMC Receivables Corporation No. 4...........................  Delaware
BMC Software (Hong Kong) Limited............................  Hong Kong
BMC Software (New Zealand) Ltd. ............................  New Zealand
BMC Software A/S (Denmark)..................................  Denmark
BMC Software AB (Sweden)....................................  Sweden
BMC Software AS (Norway)....................................  Norway
BMC Software Asia Pacific Pte Ltd. .........................  Singapore
BMC Software Asia Sdn Bhd...................................  Malaysia
BMC Software Australia Pty. Ltd. ...........................  Australia
BMC Software B.V. (The Netherlands).........................  The Netherlands
BMC Software Belgium N.V. ..................................  Belgium
BMC Software Canada Inc. ...................................  Canada
BMC Software Cayman II......................................  Grand Cayman Islands
BMC Software Cayman, LDC....................................  Grand Cayman Islands
BMC Software de Mexico, S.A. de C.V. .......................  Mexico
BMC Software Distribution B.V. (The Netherlands)............  The Netherlands
BMC Software Distribution, Inc..............................  Delaware
BMC Software do Brasil Ltd. (Brazil)........................  Brazil
BMC Software Education, Inc. ...............................  Delaware
BMC Software Europe.........................................  Ireland
BMC Software FSC, Inc. .....................................  US Virgin Islands
BMC Software GmbH (Austria).................................  Austria
BMC Software GmbH (Germany).................................  Germany
BMC Software GmbH (Switzerland).............................  Switzerland
BMC Software Holding B.V. ..................................  Ireland
BMC Software Investment B.V. (The Netherlands)..............  The Netherlands
BMC Software Investment, L.L.C. ............................  Delaware
BMC Software K.K. (Japan)...................................  Japan
BMC Software Korea, Inc. ...................................  Korea
BMC Software Limited (United Kingdom).......................  United Kingdom
BMC Software OY (Finland)...................................  Finland
BMC Software S.A. (Spain)...................................  Spain
BMC Software SARL (France)..................................  France
BMC Software Services, Inc. ................................  Delaware
BMC Software Taiwan Limited.................................  Taiwan
BMC Software Texas, Inc. ...................................  Texas
BMC Software Texas L.P......................................  Texas
BMC Software TSC B.V. (The Netherlands).....................  The Netherlands
BMC Software, Srl (Italy)...................................  Italy
BMC, Nordic A/S.............................................  Denmark

NAME                                                          JURISDICTION OF INCORPORATION
----                                                          -----------------------------
Boole & Babbage (Belgium) N.V. .............................  Belgium
Boole & Babbage (Switzerland) AG............................  Switzerland
Boole & Babbage (UK) Limited................................  United Kingdom
Boole & Babbage AS (Norway).................................  Norway
Boole & Babbage Australasia Pty. Ltd. ......................  Australia
Boole & Babbage Deutschland GmbH (Germany)..................  Germany
Boole & Babbage Espana, SA..................................  Spain
Boole & Babbage Europe AB...................................  Ireland
Boole & Babbage Europe Italia Srl...........................  Italy
Boole & Babbage Europe OY (Finland).........................  Finland
Boole & Babbage France S.A. ................................  France
Boole & Babbage Nederland B.V. (The Netherlands)............  The Netherlands
Boole & Babbage Osterreich Ges.m.b.H. (Austria).............  Austria
Boole & Babbage Portugal Informatica LDA....................  Portugal
EagleEye Control Software, Ltd..............................  Israel
Evity, Inc..................................................  Delaware
MAXM Systems Corporation of Canada..........................  Canada
MAXM Systems Limited (UK)...................................  United Kingdom
New Dimension Software Australia............................  Australia
New Dimension Software B.V. ................................  The Netherlands
New Dimension Software Mexico...............................  Mexico
New Dimension Software, Inc. (U.S.).........................  Delaware
OTL Australia Pty. Ltd. ....................................  Australia
The European Software Company...............................  Ireland